Exhibit 99.3












                 AMERICAN CHECK CASHERS OF LAFAYETTE, L.L.C. AND
              SUBSIDIARY, ALEXANDRIA FINANCIAL SERVICES, L.L.C. AND
               SUBSIDIARY, AND SOUTHERN FINANCIAL SERVICES, L.L.C.

                                December 31, 2004

















                     Audit of Combined Financial Statements

                                December 31, 2004

                                TABLE OF CONTENTS

                                                                       Pages

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                  1

FINANCIAL STATEMENTS:

Combined Balance Sheet                                                   2

Combined Statement of Operations                                         3

Combined Statement of Changes in Members' Equity                         4

Combined Statement of Cash Flows                                         5

NOTES TO COMBINED FINANCIAL STATEMENTS                              6 - 10

SUPPLEMENTAL SCHEDULES:

Combining Balance Sheet                                                 11

Combining Statement of Operations                                       12

                    [LETTERHEAD OF LAPORTE SEHRT ROMIG HAND]
                          CERTIFIED PUBLIC ACCOUNTANTS

To the Members

American Check Cashers of Lafayette, L.L.C. and Subsidiary

Alexandria Financial Services, L.L.C. and Subsidiary

Southern Financial Services, L.L.C.

Lafayette, Louisiana

             Report of Independent Registered Public Accounting Firm

      We have audited the accompanying combined balance sheet of American Check Cashers of Lafayette, L.L.C. and Subsidiary, Alexandria Financial Services, L.L.C. and Subsidiary, and Southern Financial Services, L.L.C. (the Companies) as of December 31, 2004, and the related combined statement of operations, changes in members' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made my management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of the Companies as of December 31, 2004, and the combined results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America

      Our audit was conducted for the purpose of forming an opinion on the basic combined financial statements taken as a whole. The supplemental schedules of combining balance sheet and combining statement of operations on pages 11 and 12 are presented for purposes of additional analysis and are not a required part of the basic combined financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic combined financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic combined financial statements taken as a whole.


/s/ LaPorte, Sehrt, Romig & Hand

A Professional Accounting Corporation

Metairie, Louisiana

March 16, 2005



110 VETERANS BOULEVARD, SUITE 200, METAIRIE, LA 70005-4958 o 504.835.5522 o Fax 504.835.5535
  5100 VILLAGE WALK, SUITE 202, COVINGTON, LA 70433-4012 o 985.982.5850 o Fax 985.892.5956
                                WWW.LAPORTE.COM
                     A PROFESSIONAL ACCOUNTING CORPORATION

                             RSM McGladrey Network
                         An Independently Owned Member


           AMERICAN CHECK CASHERS OF LAFAYETTE, L.L.C. AND SUBSIDIARY,
            ALEXANDRIA FINANCIAL SERVICES, L.L.C. AND SUBSIDIARY, AND
                       SOUTHERN FINANCIAL SERVICES, L.L.C.
                             COMBINED BALANCE SHEET
                                December 31, 2004

                                     ASSETS

Cash and Cash Equivalents                                           $ 1,372,494

Loans Receivable                                                      1,091,762
Less: Allowance for Loan Losses                                        (114,397)
                                                                    -----------

          Loans Receivable, Net                                         977,365

Advances to Related Parties                                             596,066
Other Receivables                                                         8,460
Property and Equipment, Net                                             238,325
Other Assets                                                             67,761
                                                                    -----------

          Total Assets                                              $ 3,260,471
                                                                    ===========

                         LIABILITIES AND MEMBERS' EQUITY

LIABILITIES
      Accounts Payable                                              $    41,710
      Accrued Expenses and Other Liabilities                             20,093
      Lines of Credit                                                   474,184
      Money Order Payables                                              320,983
      Advances from Members and Related Parties                       1,307,002
                                                                    -----------

          Total Liabilities                                           2,163,972

MEMBERS' EQUITY                                                       1,096,499
                                                                    -----------

          Total Liabilities and Members' Equity                     $ 3,260,471
                                                                    ===========

The accompanying notes are an integral part of these financial statements.

           AMERICAN CHECK CASHERS OF LAFAYETTE, L.L.C. AND SUBSIDIARY,
            ALEXANDRIA FINANCIAL SERVICES, L.L.C. AND SUBSIDIARY, AND
                       SOUTHERN FINANCIAL SERVICES, L.L.C.
                        COMBINED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2004

REVENUES
    Check Cashing                                                   $ 1,766,475

    Consumer Lending
        Interest and Fees from Consumer Lending                       3,808,175
        Provision for Loan Losses and Adjustment to
          Servicing Revenue                                            (622,184)
                                                                    -----------

        Consumer Lending, Net                                         3,185,991
    Money Transfer and Bill Payment Fees                                203,549
    Money Order Fees                                                     39,454
    Interest Income                                                       5,008
    Other                                                               245,516
                                                                    -----------
    Total Revenues                                                    5,445,993
                                                                    -----------

EXPENSES
    Personnel Costs                                                   1,923,310
    Occupancy                                                           571,917
    Management Fee                                                      457,000
    Advertising                                                         346,497
    Interest                                                            161,531
    Telephone and Telecommunications                                    158,149
    Depreciation and Amortization                                       127,991
    Travel                                                               99,896
    Bank Service Charges                                                 98,647
    Returned Checks, Net and Cash Shortages                              62,527
    Insurance                                                            59,369
    Professional Fees                                                    53,699
    Armored Carrier Services and Security                                26,140
    Membership Dues and Seminars                                          8,668
    Other                                                               225,189
                                                                    -----------
        Total Expenses                                                4,380,530
                                                                    -----------

NET INCOME                                                          $ 1,065,463
                                                                    ===========

The accompanying notes are an integral part of these financial statements.

           AMERICAN CHECK CASHERS OF LAFAYETTE, L.L.C. AND SUBSIDIARY,
            ALEXANDRIA FINANCIAL SERVICES, L.L.C. AND SUBSIDIARY, AND
                       SOUTHERN FINANCIAL SERVICES, L.L.C.
                COMBINED STATEMENT OF CHANGES IN MEMBERS' EQUITY
                      For the Year Ended December 31, 2004

Balance at December 31, 2003                                        $   202,036

Member Contributions                                                    220,000

Member Distributions                                                   (391,000)

Net Income                                                            1,065,463
                                                                    -----------

Balance at December 31, 2004                                        $ 1,096,499
                                                                    ===========

The accompanying notes are an integral part of these financial statements.

           AMERICAN CHECK CASHERS OF LAFAYETTE, L.L.C. AND SUBSIDIARY,
            ALEXANDRIA FINANCIAL SERVICES, L.L.C. AND SUBSIDIARY, AND
                       SOUTHERN FINANCIAL SERVICES, L.L.C.
                COMBINED STATEMENT OF CHANGES IN MEMBERS' EQUITY
                      For the Year Ended December 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
      Net Income                                                        $ 1,065,463
      Adjustments to Reconcile Net Income to Net Cash
         Provided by Operating Activities
             Depreciation and Amortization                                  127,991
             Bad Debt Expense                                               622,184
             Decrease in Loans and Other Receivables                       (375,132)
             Decrease in Other Assets                                        (1,186)
             Decrease in Accounts Payable                                   (49,836)
             Decrease in Accounts Payable - Related Party Payables         (341,748)
             Decrease in Accrued Expenses and Other Liabilities             (41,336)
             Decrease in Money Order Payables                                   (21)
                                                                        -----------
                    Net Cash Provided by Operating Activities             1,006,379
                                                                        -----------

CASH FLOWS FROM INVESTING ACTIVITIES
      Capital Expenditures                                                 (101,493)
      Increase in Advances to Related Parties                              (562,067)
                                                                        -----------
                    Net Cash Used in Investing Activities                  (663,560)
                                                                        -----------

CASH FLOWS FROM FINANCING ACTIVITIES
      Net Decrease in Advances from Members and Related Parties             (70,787)
      Net Increase in Lines of Credit                                        92,855
      Cash Contributions from Members                                       220,000
      Cash Distributions to Members                                        (391,000)
                                                                        -----------
                    Net Cash Used in Financing Activities                  (148,932)
                                                                        -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                   193,887

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR                             1,178,607
                                                                        -----------

CASH AND CASH EQUIVALENTS - END OF YEAR                                 $ 1,372,494
                                                                        ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
      INFORMATION:
         Payments for Interest                                          $   161,531
                                                                        ===========

The accompanying notes are an integral part of these financial statements.

           AMERICAN CHECK CASHERS OF LAFAYETTE, L.L.C. AND SUBSIDIARY,
            ALEXANDRIA FINANCIAL SERVICES, L.L.C. AND SUBSIDIARY, AND
                       SOUTHERN FINANCIAL SERVICES, L.L.C.
                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE A

      ORGANIZATION AND BUSINESS

                  The accompanying combined financial statements are those of American Check Cashers of Lafayette, L.L.C. and its wholly-owned subsidiary American Check Cashers of Lake Charles, L.L.C., Alexandria Financial Services, L.L.C. and its wholly-owned subsidiary Alexandria Acquisition, L.L.C., and Southern Financial Services, L.L.C. (collectively referred to as the "Companies"). The Companies provide retail financial services through a network of 24 locations located throughout Louisiana. The services provided at the Companies' locations include check cashing, short-term consumer loans, sale of money order, bill paying services, and various other related services.

NOTE B

      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      USE OF ESTIMATES

            The preparation of financial statements in conformity with accounting principles generally accepted in the United Sates of America requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the allowance for loan losses.

      REVENUE RECOGNITION

                  Revenues from the Companies' check cashing, money order sales, money transfer and bill payment services and other miscellaneous services reported as other revenues on the Combined Statement of Operations are all recognized when the transactions are completed at the point of sale in the store.

                  For short-term consumer loans, which have terms ranging from one to forty-five days, revenue is recognized using the interest method.

      BASIS OF ACCOUNTING

            The books and records of the Companies are kept on the accrual basis of accounting, whereby revenues are recognized when earned and expenses are recognized when incurred.

      CASH AND CASH EQUIVALENTS

            Cash includes cash in stores and demand deposits with financial institutions. Cash equivalents include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months or less.

      LOANS RECEIVABLE

            Unsecured short-term consumer loans originated by the Companies are stated at unpaid principal balances, less an allowance for estimated loan losses. The allowance for loan losses is established as losses are estimated to have occurred through a provision for loan losses charged to earnings.

           AMERICAN CHECK CASHERS OF LAFAYETTE, L.L.C. AND SUBSIDIARY,
            ALEXANDRIA FINANCIAL SERVICES, L.L.C. AND SUBSIDIARY, AND
                       SOUTHERN FINANCIAL SERVICES, L.L.C.
                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE B

      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      ALLOWANCE FOR LOAN LOSSES

            The Companies maintain a loan loss reserve for anticipated losses associated with loans made through its consumer lending program. To estimate the appropriate level of loan loss reserves, the Companies consider the amount of outstanding loans owed to them, historical loans charged off, current collection patterns and current economic trends.

            When a loan is originated, the customer receives the cash proceeds in exchange for a check issued by the customer. At the loan's stated maturity date, the customer may either receive the check in exchange for cash, or the check may be deposited and charged to the customer's bank account. If the check is returned from the bank unpaid, the Companies immediately record a charge-off against the allowance for loan losses account for the entire amount of the unpaid item. A recovery is credited to the reserve during the period in which the recovery is made.

      CHECK CASHING RETURNED ITEM POLICY

            The Companies recognize as an expense, losses on returned checks during the period in which such checks are returned. Recoveries on returned checks are credited against the expense account in the period during which the recovery is made. This direct method for recording returned check losses and recoveries eliminates the need for an allowance for returned checks. The net expense for bad checks included in Returned Checks, Net and Cash Shortages in the accompanying Combined Statement of Operations was $53,533.

      PROPERTY AND EQUIPMENT

                  Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed using primarily accelerated methods over the estimated useful lives of the related assets.

      INCOME TAXES

            The Companies file their federal and state income tax returns as partnerships. As such, the Companies do not pay income taxes, as any income or loss will be included in the tax returns of the individual members of the Companies. Accordingly, no provision is made for income taxes in the combined financial statements.

      ADVERTISING COSTS

            The Companies expense advertising costs as incurred. Advertising costs charged to expense were $346,497 for the year ended December 31, 2004.

           AMERICAN CHECK CASHERS OF LAFAYETTE, L.L.C. AND SUBSIDIARY,
            ALEXANDRIA FINANCIAL SERVICES, L.L.C. AND SUBSIDIARY, AND
                       SOUTHERN FINANCIAL SERVICES, L.L.C.
                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE B

      PROPERTY AND EQUIPMENT

      Property and equipment consists of the following at December 31, 2004:

      Automobiles                                                     $   4,293
      Computer Equipment                                                 88,357
      Furniture, Fixtures and Equipment                                 128,425
      Signs                                                             116,414
      Leasehold Improvements                                            275,092
      Software                                                           50,949
                                                                      ---------
                                                                        663,530
      Less:  Accumulated Depreciation and Amortization                 (425,205)
                                                                      ---------

      Property and Equipment, Net                                     $ 238,325
                                                                      =========

            Depreciation and amortization expense charged to operations totaled $127,991 for the year ended December 31, 2004.

NOTE C

      LINES OF CREDIT

            At December 31, 2004, the Companies have available lines of credit with financial institutions totaling $670,000. These lines are secured by cash and receivables of the Companies and personal guarantees of certain members of the Companies. The interest rates are variable, and all lines mature in 2005. The total balance outstanding on the lines of credit at December 31, 2004 was $474,184.

NOTE D

      ADVANCES FROM MEMBERS AND RELATED PARTIES

            The Companies have amounts due to certain members of the Companies and other entities affiliated by common ownership for advances made to the Companies. These advances are unsecured and bear interest at rates ranging from 6% to 10%. The advances are either due on demand or have no set term for repayment.

           AMERICAN CHECK CASHERS OF LAFAYETTE, L.L.C. AND SUBSIDIARY,
            ALEXANDRIA FINANCIAL SERVICES, L.L.C. AND SUBSIDIARY, AND
                       SOUTHERN FINANCIAL SERVICES, L.L.C.
                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE E

      COMMITMENTS

            The Companies lease store locations under operating leases expiring in various years through 2009. Minimum future lease payments are as follows:

      Year                                       Amount
      ----                                       ------
      2005                                     $  364,510
      2006                                        186,911
      2007                                        122,428
      2008                                         91,750
      2009                                         22,125
                                               ----------
                                               $  787,724
                                               ==========

            Rent expense charged to operations for the year ended December 31, 2004 totaled $400,115.

NOTE F

      RELATED PARTY TRANSACTIONS

      MANAGEMENT FEES

            During 2004, an entity affiliated to the Companies through common ownership provided management services to the Companies. The amounts paid to this affiliated entity during the year ended December 31, 2004, totaled $457,000.

      STORE LEASES

            The Companies lease certain store locations from entities affiliated to the Companies through common ownership. The leases are classified as operating leases. The amount paid to these affiliated entities for rent during the year ended December 31, 2004, totaled $107,600.

      ADVANCES TO RELATED PARTIES

            The Companies have made advances to other entities related by common ownership. These advances have no set terms of repayment. The total amount due to the Companies from these related entities at December 31, 2004 is $596,066.

      ADVANCES FROM MEMBERS AND RELATED PARTIES

                  As disclosed in Note D, the Companies have advances due to certain members of the Companies and to entities affiliated through common ownership totaling $1,307,002 at December 31, 2004. These advances bear interest at rates ranging from 6% to 10%, and are either due on demand or have no set term of repayment.

           AMERICAN CHECK CASHERS OF LAFAYETTE, L.L.C. AND SUBSIDIARY,
            ALEXANDRIA FINANCIAL SERVICES, L.L.C. AND SUBSIDIARY, AND
                       SOUTHERN FINANCIAL SERVICES, L.L.C.
                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE G

      OFF-BALANCE SHEET RISK

            At December 31, 2004, the Companies had cash balances in financial institutions in excess of federally insured limits.

NOTE H

      LIMITED LIABILITY COMPANY

            Since the Companies are limited liability companies, no member shall be personally liable to contribute money to, or in respect of, the debts, liabilities, contracts or any other obligation of the Companies, nor shall any member be personally liable for any obligations of the Companies. The duration of the Companies is perpetual.

NOTE I

      SUBSEQUENT EVENT

            On January 31, 2005, the Companies entered into an asset purchase agreement whereby the Companies substantially sold all of their assets to an unrelated third party.

           AMERICAN CHECK CASHERS OF LAFAYETTE, L.L.C. AND SUBSIDIARY,
              ALEXANDRIA FINANCIAL SERVICES, L.L.C. AND SUBSIDIARY
                       SOUTHERN FINANCIAL SERVICES, L.L.C.
                             COMBINING BALANCE SHEET
                                December 31, 2004

                                   AMERICAN        AMERICAN                                    AMERICAN
                                 CHECK CASHERS    CHECK CASHERS                            CHECK CASHERS OF     ALEXANDRIA
                                 OF LAFAYETTE,  OF LAKE CHARLES,         ELIMINATIONS      LAFAYETTE, L.L.C.     FINANCIAL
                                    L.L.C.           L.L.C.         DEBIT         CREDIT    (CONSOLIDATED)    SERVICES, L.L.C.
                                 -------------  ----------------    -----         ------   -----------------  ----------------
         ASSETS

  Cash and Cash Equivalents      $   710,792       $ 177,198       $     --      $     --    $   887,990          $ 205,755

  Loans Receivable                   395,400         135,936             --            --        531,336             63,208

  Less: Allowance for
  Loan Losses                        (25,787)        (16,312)            --            --        (42,099)            (9,481)
                                 -----------       ---------       --------      --------    -----------          ---------

   Loans Receivable, Net             369,613         119,624             --            --        489,237             53,727

  Other Receivables - Related
  Parties                            596,066              --             --            --        596,066                 --

  Other Receivables                   10,069             293             --            --         10,362              6,432

  Intercompany Receivables                --              --             --            --             --             50,000

  Property and Equipment,
  Net                                 27,009          41,530             --            --         68,539             12,894

  Other Assets                         2,454           3,964             --            --          6,418              1,852

  Investment in Subsidiary           182,506              --             --       182,506             --            428,467
                                 -----------       ---------       --------      --------    -----------          ---------

   Total Assets                  $ 1,898,509       $ 342,609       $     --      $182,506    $ 2,058,612          $ 759,127
                                 ===========       =========       ========      ========    ===========          =========
LIABILITIES AND MEMBERS'
      EQUITY
LIABILITIES

  Accounts Payable               $    16,217       $   4,504       $     --      $     --    $    20,721          $   3,940

  Accrued Expenses
  and Other Liabilities               16,425              46             --            --         16,471              2,196

  Intercompany Payables                   --              --             --            --             --                 --

  Lines of Credit                    100,000              --             --            --        100,000            125,000

  Money Orders Payable               122,585          59,731             --            --        182,316             69,624

  Advances from Members
  and Related Parties                403,680          95,822             --            --        499,502             50,000
                                 -----------       ---------       --------      --------    -----------          ---------

   Total Liabilities                 658,907         160,103             --            --        819,010            250,760

MEMBERS' EQUITY                    1,239,602         182,506        182,506            --      1,239,602            508,367
                                 -----------       ---------       --------      --------    -----------          ---------
  Total Liabilities
  and Members' Equity            $ 1,898,509       $ 342,609       $182,506      $     --    $ 2,058,612          $ 759,127
                                 ===========       =========       ========      ========    ===========          =========

                                                                       ALEXANDRIA      SOUTHERN
                                 ALEXANDRIA                             FINANCIAL      FINANCIAL                            ALL
                                ACQUISITION,       ELIMINATIONS     SERVICES, L.L.C.   SERVICES,        ELIMINATIONS     COMPANIES
                                   L.L.C.        DEBIT      CREDIT   (CONSOLIDATED)      L.L.C.      DEBIT      CREDIT    COMBINED
                                ------------     -----      ------  ----------------   ---------     -----      ------   ---------
         ASSETS

  Cash and Cash Equivalents      $  51,593     $     --    $     --    $ 257,348     $   227,156   $      --   $    --  $ 1,372,494

  Loans Receivable                 294,138           --          --      357,346         203,080          --        --    1,091,762

  Less: Allowance for
  Loan Losses                      (32,355)          --          --      (41,836)        (30,462)         --        --     (114,397)
                                 ---------     --------    --------    ---------     -----------   ---------   -------  -----------

   Loans Receivable, Net           261,783           --          --      315,510         172,618          --        --      977,365

  Other Receivables - Related
  Parties                               --           --          --           --              --          --        --      596,066

  Other Receivables                    141           --          --        6,573             150          --     8,625        8,460

  Intercompany Receivables          15,000           --          --       65,000              --          --    65,000           --

  Property and Equipment,
  Net                               70,199           --          --       83,093          86,693          --        --      238,325

  Other Assets                      48,287           --          --       50,139          11,204          --        --       67,761

  Investment in Subsidiary              --           --     428,467           --              --          --        --           --
                                 ---------     --------    --------    ---------     -----------   ---------   -------  -----------

   Total Assets                  $ 447,003     $     --    $428,467    $ 777,663     $   497,821   $      --   $73,625  $ 3,260,471
                                 =========     ========    ========    =========     ===========   =========   =======  ===========
LIABILITIES AND MEMBERS'
      EQUITY
LIABILITIES

  Accounts Payable               $   5,060     $     --    $     --    $   9,000     $    20,614   $   8,625   $    --  $    41,710

  Accrued Expenses
  and Other Liabilities                 --           --          --        2,196           1,426          --        --       20,093

  Intercompany Payables                 --           --          --           --          65,000      65,000        --           --

  Lines of Credit                       --           --          --      125,000         249,184          --        --      474,184

  Money Orders Payable              13,476           --          --       83,100          55,567          --        --      320,983

  Advances from Members
  and Related Parties                   --           --          --       50,000         757,500          --        --    1,307,002
                                 ---------     --------    --------    ---------     -----------   ---------   -------  -----------

   Total Liabilities                18,536           --          --      269,296       1,149,291      73,625        --    2,163,972

MEMBERS' EQUITY                    428,467      428,467          --      508,367        (651,470)   (402,000)       --    1,096,499
                                 ---------     --------    --------    ---------     -----------   ---------   -------  -----------
  Total Liabilities
  and Members' Equity            $ 447,003     $428,467    $     --    $ 777,663     $   497,821   $(328,375)  $    --  $ 3,260,471
                                 =========     ========    ========    =========     ===========   =========   =======  ===========

           AMERICAN CHECK CASHERS OF LAFAYETTE, L.L.C. AND SUBSIDIARY,
              ALEXANDRIA FINANCIAL SERVICES, L.L.C. AND SUBSIDIARY
                       SOUTHERN FINANCIAL SERVICES, L.L.C.
                        COMBINING STATEMENT OF OPERATIONS
                                December 31, 2004

                                                      AMERICAN
                                                       CHECK                                  AMERICAN
                                       AMERICAN       CASHERS                               CHECK CASHERS     ALEXANDRIA
                                     CHECK CASHERS    OF LAKE          ELIMINATIONS         OF LAFAYETTE,      FINANCIAL
                                     OF LAFAYETTE,    CHARLES,    --------------------          L.L.C.         SERVICES,
                                         L.L.C.        L.L.C.       DEBIT       CREDIT     (CONSOLIDATED)       L.L.C.
                                     ------------    ----------   ---------   --------     --------------     ----------
REVENUES

   Check Cashing                      $   961,247     $ 281,547    $    --    $     --      $ 1,242,794       $ 337,959
   Consumer Lending;
      Interest and Fees from
      Consumer Lending                  1,338,100       489,541         --          --        1,827,641         185,285
      Provision for
      Loan Losses and Adjustment
      to Servicing Revenue               (168,642)      (82,181)        --          --         (250,823)        (38,660)
                                      -----------     ---------    -------    --------      -----------       ---------
      Consumer Lending, Net             1,169,458       407,360         --          --        1,576,818         146,625

   Money Transfer and Bill
   Payment Fees                            67,077        35,696         --          --          102,773          48,280

   Money Order Fees                        14,292         5,701         --          --           19,993          11,685

   Interest Income                          4,694            --         --          --            4,694              --

   Equity in Undistributed
   Earnings of Subsidiary                  17,103            --     17,103          --               --         278,093

   Other                                  147,079        49,214         --          --          196,293          67,967
                                      -----------     ---------    -------    --------      -----------       ---------

   Total Revenues                       2,380,950       779,518     17,103          --        3,143,365         890,609
                                      -----------     ---------    -------    --------      -----------       ---------

EXPENSES

   Personnel Costs                        821,905       365,215         --          --        1,187,120         132,144

   Occupancy                              194,270        73,810         --          --          268,080          50,171

   Management Fee                         365,000        92,000         --          --          457,000              --

   Advertising                            128,719        45,972         --          --          174,691          31,425

   Interest                                34,423        18,403         --          --           52,826           5,267

   Telephone and
   Telecommunications                      54,450        25,986         --          --           80,436          14,328

   Depreciation and
   Amortization                            37,444         8,759         --          --           46,203          14,198

   Travel                                  35,591        12,530         --          --           48,121          12,126

   Bank Service Charges                    30,755        19,811         --          --           50,566          12,068

   Returned Checks, net and
   Cash Shortages                           9,902        28,924         --          --           38,826          14,688

   Insurance                               25,770        10,465         --          --           36,235           4,266

   Professional Fees                       29,921         8,830         --          --           38,751           8,233

   Armored Carrier Services
   and Security                             9,852         5,014         --          --           14,866           5,092

   Membership Dues and
   Seminars                                 2,977         2,372         --          --            5,349             856

   Other                                   97,044        44,324         --          --          141,368          26,738
                                      -----------     ---------    -------    --------      -----------       ---------

      Total Expenses                    1,878,023       762,415         --          --        2,640,438         331,600
                                      -----------     ---------    -------    --------      -----------       ---------

NET INCOME                            $   502,927     $  17,103    $17,103    $     --      $   502,927       $ 559,009
                                      ===========     =========    =======    ========      ===========       =========



                                                                                   ALEXANDRIA        SOUTHERN
                                       ALEXANDRIA           ELIMINATIONS            FINANCIAL        FINANCIAL           ALL
                                      ACQUISITION,      ---------------------   SERVICES, L.L.C.     SERVICES,        COMPANIES
                                         L.L.C.           DEBIT       CREDIT     (CONSOLIDATED)        L.L.C.          COMBINED
                                      ------------      --------     --------   ----------------     ---------       -----------
REVENUES

   Check Cashing                      $     2,549       $     --      $    --      $   340,508       $ 183,173       $ 1,766,475
   Consumer Lending;
      Interest and Fees from
      Consumer Lending                  1,038,813             --           --        1,224,098         756,436         3,808,175
      Provision for
      Loan Losses and Adjustment
      to Servicing Revenue               (157,825)            --           --         (196,485)       (174,876)         (622,184)
                                      -----------       --------      -------      -----------       ---------       -----------
      Consumer Lending, Net               880,988             --           --        1,027,613         581,560         3,185,991

   Money Transfer and Bill
   Payment Fees                             6,761             --           --           55,041          45,735           203,549

   Money Order Fees                           436             --           --           12,121           7,340            39,454

   Interest Income                             --             --           --               --             314             5,008

   Equity in Undistributed
   Earnings of Subsidiary                      --        278,093           --               --              --                --

   Other                                    6,746         37,085           --           37,628          11,595           245,516
                                      -----------       --------      -------      -----------       ---------       -----------

   Total Revenues                         897,480        315,178           --        1,472,911         829,717         5,445,993
                                      -----------       --------      -------      -----------       ---------       -----------

EXPENSES

   Personnel Costs                        272,788             --           --          404,932         331,258         1,923,310

   Occupancy                              102,356             --           --          152,527         151,310           571,917

   Management Fee                              --             --           --               --              --           457,000

   Advertising                             54,895             --           --           86,320          85,486           346,497

   Interest                                 5,982             --           --           11,249          97,456           161,531

   Telephone and
   Telecommunications                      25,385             --           --           39,713          38,000           158,149

   Depreciation and
   Amortization                            48,994             --           --           63,192          18,596           127,991

   Travel                                  23,740             --           --           35,866          15,909            99,896

   Bank Service Charges                    11,116             --           --           23,184          24,897            98,647

   Returned Checks, net and
   Cash Shortages                           1,151             --           --           15,839           7,862            62,527

   Insurance                                9,724             --           --           13,990           9,144            59,369

   Professional Fees                        2,690             --           --           10,923           4,025            53,699

   Armored Carrier Services
   and Security                             2,498             --           --            7,590           3,684            26,140

   Membership Dues and
   Seminars                                 1,069             --           --            1,925           1,394             8,668

   Other                                   56,999             --       37,085           46,652          37,169           225,189
                                      -----------       --------      -------      -----------       ---------       -----------

      Total Expenses                      619,387             --       37,085          913,902         826,190         4,380,530
                                      -----------       --------      -------      -----------       ---------       -----------

NET INCOME                            $   278,093       $315,178      $37,085      $   559,009       $   3,527       $ 1,065,463
                                      ===========       ========      =======      ===========       =========       ===========


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